UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)
ING EQUITY TRUST ING FUNDS TRUST ING INVESTMENT FUNDS, INC. ING MAYFLOWER TRUST ING MUTUAL FUNDS ING SENIOR INCOME FUND
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

September 4, 2007

Dear Shareholder:

On behalf of the Boards of Directors/Trustees (the “Board”) of the ING Funds (the “Funds”), I invite you to a Special Meeting of shareholders (“Special Meeting”) to be held at 10:00 a.m., local time, on October 25, 2007, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Funds and to you as a shareholder.

At the Special Meeting, shareholders of each Fund will be asked to approve the election of eleven nominees to the Board of Directors/Trustees of the Funds.  Shareholders of certain Funds will be asked to approve: (1) a “Manager-of-Managers” arrangement for the affected Funds; and (2) the conversion of the affected Funds’ investment objectives from fundamental to non-fundamental.  Shareholders of ING GNMA Income Fund, a series of ING Funds Trust, will be asked to approve modifications to the Fund’s investment restrictions governing borrowing money and making loans.  Finally, shareholders of each of the Funds in ING Equity Trust, will be asked to approve an amendment to ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  After careful consideration, the Board of Directors/Trustees unanimously approved the Proposal(s), which have been made for each Fund and recommends that shareholders vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than October 24, 2007.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews

President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

ING 7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

TO BE HELD ON OCTOBER 25, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (“Special Meeting”) of the ING Funds in the registrants’ named above (the “Funds”), is scheduled for October 25, 2007, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, you will be asked to consider and approve the following Proposals:

For Shareholders of all Funds:

I.  To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

For Shareholders of certain Funds:

2.  To approve a “Manager-of-Managers” arrangement for the affected Funds to permit the Funds’ investment adviser, subject to prior approval by the Board of Directors/Trustees of the Funds, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3.  To approve the conversion of the affected Funds’ investment objectives from fundamental to non-fundamental.

For Shareholders of the ING GNMA Income Fund, a series of ING Funds Trust:

4.  To approve modifications to ING GNMA Income Fund’s fundamental investment restriction governing borrowing.

5.  To approve modifications to ING GNMA Income Fund’s fundamental investment restriction regarding lending.

For Shareholders of each of the Funds in ING Equity Trust:

6.  To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

For Shareholders of all Funds:

7.  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Shareholders of record or persons having a voting interest as of the close of business on July 27, 2007 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY BALLOT(S), so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to your Fund(s) or by voting in person at the Special Meeting.

By Order of the Board of Trustees/Directors,

Huey P. Falgout, Jr.
Secretary

Dated: September 4, 2007

PROXY STATEMENT

SEPTEMBER 4, 2007

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

*ING Equity Trust

ING Financial Services Fund

ING Fundamental Research Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING LargeCap Growth Fund

ING Large Cap Value Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Principal Protection Fund IV

ING Principal Protection Fund V

ING Principal Protection Fund VI

ING Principal Protection Fund VII

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Principal Protection Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING SmallCap Value Choice Fund

*ING Funds Trust

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Institutional Prime Money Market Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

*ING Investment Funds, Inc.

ING MagnaCap Fund

*ING Mayflower Trust

ING International Value Fund

*ING Mutual Funds

ING Disciplined International SmallCap Fund

ING Diversified International Fund

ING Emerging Countries Fund

ING Emerging Markets Fixed Income Fund

ING Foreign Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Value Choice Fund

ING Global Real Estate Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Growth Opportunities Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

*ING Senior Income Fund

ING Senior Income Fund

*Each of these entities is registered with the Securities and Exchange Commission as a management investment company and is referred to herein as a “Company,” and each entity listed thereunder is referred to as a “Fund.”

September 4, 2007

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS

Scheduled for October 25, 2007

Why is the Special Meeting Being Held?

At the Special Meeting, shareholders of each Fund will be asked to approve the election of eleven nominees to the Boards of Directors(1) of the Funds (the “Board”).  It has been several years since a meeting of shareholders was held to elect members of the Board, and changes since that time in the composition of the Board now necessitates a meeting to elect the Board nominees.  In addition, several operational and corporate housekeeping measures are submitted for approval.

Shareholders of certain Funds will be asked to approve: (1) a “Manager-of-Managers” arrangement for the affected Funds; and (2) the conversion of the affected Funds’ investment objectives from fundamental to non-fundamental.  Shareholders of the ING GNMA Income Fund will be asked to approve modifications to the Fund’s investment restrictions governing borrowing money and making loans.  Shareholders of each of the Funds in ING Equity Trust, will be asked to approve an amendment to ING Equity Trust’s Declaration of Trust to permit certain reorganizations without obtaining shareholder approval but subject to approval by the Board.  Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Which Proposal(s) apply to my Fund(s)?

The following table identifies each Proposal to be presented at the Special Meeting of shareholders and the Funds whose shareholders the Board is soliciting with respect to that Proposal:

PROPOSAL	AFFECTED FUND

1.To approve the election of eleven nominees to the	All Funds
Board of Directors of the Funds.

2.To approve a “Manager-of-Managers” arrangement	ING Equity Trust
for certain Funds to permit the investment adviser,	ING Financial Services Fund
subject to prior approval by the Board to enter into	ING Fundamental Research Fund
and materially amend agreements with unaffiliated	ING Index Plus LargeCap Equity Fund
sub-advisers without obtaining the approval of the	ING Index Plus LargeCap Equity Fund II
Funds’ shareholders.	ING Index Plus LargeCap Equity Fund III
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Principal Protection Fund IV
ING Principal Protection Fund V
ING Principal Protection Fund VI
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Real Estate Fund
ING SmallCap Opportunities Fund

(1) For ease of reference, the term “Director” shall hereinafter be used to refer to both Directors and Trustees unless the context requires otherwise.

ING Funds Trust
ING Classic Money Market Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Investment Funds, Inc.
ING MagnaCap Fund
ING Mayflower Trust
ING International Value Fund
ING Mutual Funds
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING International Growth Opportunities Fund
ING Russia Fund

3. To approve the conversion of certain Funds’	ING Equity Trust
investment objectives from fundamental to non-	ING Financial Services Fund
fundamental.	ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Real Estate Fund
ING Funds Trust
ING GNMA Income Fund
ING Investment Funds, Inc.
ING MagnaCap Fund
ING Mayflower Trust
ING International Value Fund
ING Mutual Funds
ING Emerging Countries Fund
ING International Growth Opportunities Fund
ING International SmallCap Fund
ING Russia Fund
ING Senior Income Fund
ING Senior Income Fund

4. To approve modifications to ING GNMA Income	ING GNMA Income Fund
Fund’s fundamental investment restriction governing
borrowing.

5. To approve modifications to ING GNMA Income	ING GNMA Income Fund
Fund’s fundamental investment restriction regarding
lending.

6. To amend ING Equity Trust’s Declaration of Trust	Each Fund of ING Equity Trust
to permit certain Fund reorganizations without
obtaining shareholder approval but subject to
approval by the Board.

7. To transact such other business, not currently	All Funds
contemplated, that may properly come before the
Special Meeting or any adjournment(s) thereof in the
discretion of the proxies or their substitutes.

All shareholders of each Company will vote as a group on Proposal 1. All shareholders of the Funds of ING Equity Trust will vote as a group on Proposal 6.  All shareholders of each Fund will vote separately on Proposals 2, 3, 4, 5 and 7, as applicable.

Why did you send me this booklet?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials — a booklet that includes the Proxy Statement and one Proxy Ballot for each Fund you own — because you have the right to vote on these important Proposal(s) concerning your Fund(s).

The word “you” is used in this Proxy Statement to refer to the person who or entity that has voting rights in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Therefore, references to “you” or “shareholders” throughout the proxy materials usually can be read to include shareholders.

Who is asking for my vote?

The Board of Directors (the “Board”) of each Company is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot(s) on or about September 4, 2007 to you and all other of the Funds’ shareholders of record who have a beneficial interest in the Funds, as of July 27, 2007 (the “Record Date”).  The Board is soliciting your vote for a special meeting of each Fund’s shareholders (“Special Meeting”).

Who is eligible to vote?

Shareholders of record who owned shares in a Fund as of the close of business on July 27, 2007 (the “Record Date”) are eligible to vote. Appendix A sets forth the number of shares outstanding for each Fund as of the Record Date.

As of July 27, 2007, no person owned beneficially more than 5% of any class of a Fund, except as set forth in Appendix B. To the best of each Fund’s knowledge, as of July 27, 2007, no Director owned beneficially more than 1% of any class of a Fund.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot(s) promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot(s). These options require shareholders to input a control number, which is located on your Proxy Ballot(s). After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal(s). Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot(s). The Funds’ shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot(s) originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at (866) 704-4437.

Who will solicit my proxy?

The Companies have retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $          . As the date of the Special Meeting approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from the Funds’ shareholders. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative subsequently has the responsibility to explain the process, read the Proposal(s) on the Proxy Ballot(s), and ask for the shareholder’s instructions on the Proposal(s). Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot(s). Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote, and the shareholder will be asked to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 435-8096. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments, LLC or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on October 25, 2007, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.

How can I obtain more information about the Funds?

Additional information about each Fund is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders. Copies of each Fund’s annual and semi-annual reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of those reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1 (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each applicable Proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

What is the Proposal?

At a July 12, 2007 Board meeting, the Board nominated eleven individuals for election to the Board (“Nominees”).  Shareholders are asked to elect the Nominees to serve as Directors, each to serve until his or her successor is duly elected and qualified.

All of the Nominees, except Peter S. Drotch, currently serve as Directors of the Funds or of other funds in the ING Funds Complex.  Shareholder approval of the Nominees is required because of the technical requirements of federal securities laws.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may fill vacancies or appoint new directors only if, immediately thereafter, at least two-thirds of the directors have been elected by shareholders.  Nominees who do not currently serve as Directors of the Funds cannot be appointed as Directors by the current Board because the Funds would not meet this standard.  Each Nominee has consented to serve, or to continue to serve, as a Director if elected by the Funds’ shareholders.  Information about each Nominee is set forth below.  It has been several years since a meeting of shareholders was held to elect members of the Board of the Funds, and changes since that time in the composition of the Board now necessitate a meeting to elect the Nominees.

What is the required vote?

With respect to ING Mutual Funds, the affirmative vote of a majority of the shares of the Company present in person or by proxy at the Special Meeting is required to approve the election of each Nominee to the Board.

With respect to the following Companies, ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, and ING Senior Income Fund, the affirmative vote of a plurality of the shares of each Company present in person or by proxy at the Special Meeting is required to approve the election of each Nominee to the Board.

Who are the Nominees?

For election of Directors at the Special Meeting, the Board has approved the nomination of:

Colleen D. Baldwin

John V. Boyer

Patricia W. Chadwick

Robert W. Crispin

Peter S. Drotch

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Sheryl K. Pressler

David W.C. Putnam

Roger B. Vincent

The persons named as proxies will vote for election of each of these Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the

Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Funds’ current Directors may recommend or the Board may reduce the number of Directors as provided for in the Funds’ respective charters and bylaws.

No Director or Nominee is a party adverse to the Funds or any of their affiliates in any material pending legal proceeding, nor does any Director or Nominee have an interest materially adverse to the Funds.

The following table sets forth information concerning the Nominees. The address for each Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director
Independent Directors

Colleen D. Baldwin Age: 47	Director	May 2007 - Present	Consultant (January 2005 to Present). Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 – January 2002)	[178]	None

John V. Boyer Age: 54	Director	November 1997 - Present

Consultant (July 2007 – Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and. Executive Director, The Mark Twain House & Museum (3) (September 1989 - November 2005).

				[178]	None

Patricia W. Chadwick Age: 59	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	[178]	Wisconsin Energy (June 2006 – Present).

Peter S. Drotch Age:	Director	N/A	Independent Compliance Consultant, MFS Asset Management and Allianz/PIMCO (January 2000 to Present).		Tufts Health Plan (2006-Present); University of Connecticut (2004 – Present); and First Marblehead Corporation (2003 – Present).

J. Michael Earley Age: 62	Director	January 1997 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	[178]	MidAmerica Financial Corporation (December 2002 – Present)

Patrick W. Kenny Age: 64	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	[178]	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Sheryl K. Pressler Age: 56	Director	January 2006 - Present	Consultant (May 2001 – Present).	[178]	Stillwater Mining Company (May 2002 – Present); California HealthCare

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director
Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).

David W.C. Putnam Age: 67	Director	October 1999 - Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	[178]	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).

Roger B. Vincent Age: 62	Chairman and Director	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	[178]	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Directors who are “Interested Persons”

Robert W. Crispin(4) Age 61	Director	July 2007 - Present	Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001-Present)	[178]

ING Life Insurance and Annuity Company (May 2006 – Present); ING USA Annuity and Life Insurance Company (May 2006 – Present); Midwestern United Life Insurance Company (May 2006 – Present); ReliaStar Life Insurance Company (May 2006 – Present); Security Life of Denver Insurance Company (May 2006 – Present); Belair Insurance Company Inc. (August 2005 – Present); The Nordic Insurance Company of Canada (February 2005 – Present); Trafalgar Insurance Company of Canada (February 2005 – Present); ING Novex Insurance Company of Canada (February 2005 – Present); Allianz Insurance Company of Canada (February 2005 – Present); ING Canada Inc. (December 2004 – Present); and ING Foundation (March 2004 – Present).

Shaun P. Mathews(3)(4) Age: 51	Director	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS	[178]	The Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director
(April 2002 – October 2004), and Head of Rollover/Payout (October 2001 – December 2003).

Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

(1)	For Directors who have served for different periods of time for different Companies, the earliest applicable date is shown.

(2)

For the the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.  The number of Funds in the Fund complex is as of June 30, 2007.

(3)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002.  ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)

Messrs. Crispin and Mathews are deemed “interested persons” of the Companies, as defined in the 1940 Act, because of their relationship with ING Groep N.V., the parent corporation of the Adviser of the Funds, ING Investments, LLC, and the Distributor, ING Funds Distributor, LLC.

How long will the Nominees serve on the Board?

Directors serve until their successors are elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Director is not an “interested person” of a Fund, as defined in the 1940 Act (“Independent Directors”), shall retire from service as a Director at the conclusion of the first regularly scheduled in-person meeting of the Board held after (a) the Director reaches the age of 70, if that Director qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b) the Director reaches the age of 72 or has served as a Director for 15 years, if that Director does not qualify for the retirement benefit.  A unanimous vote of the Board may extend the retirement date of a Director for up to one year, or an extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of a Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Nominees own shares of the Funds or the investment advisers?

To the best of each of the Fund’s knowledge, as of the Record Date, no Nominee owned 1% or more of the outstanding shares of any class of shares of the Funds, and the Nominees owned, as a group, less than 1% of the shares of each class of the Funds.

The following table sets forth information regarding the dollar range of equity securities of each of the Companies and other investment companies within the ING family of investment companies beneficially owned by each Nominee as of December 31, 2006.

	Dollar Range of Equity Securities in each Company						Aggregate Dollar Range of Equity Securities in all Registered Investment
Name of Director	ING Equity Trust	ING Funds Trust	ING Investment Funds, Inc.	ING Mayflower Trust	ING Mutual Funds	ING Senior Income Fund	Companies Overseen by Trustee in Family of Investment Companies
Independent Directors
Colleen D. Baldwin
John V. Boyer
Patricia W. Chadwick
Peter S. Drotch
J. Michael Earley
Patrick W. Kenny
Sheryl K. Pressler
David W. C. Putnam
Roger B. Vincent

Directors who are “Interested Persons”
Robert W. Crispin
Shaun P. Mathews

As of December 31, 2006, none of the Nominees who are Independent Directors or their immediate family members owned any shares of the Funds’ investment advisers or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies).

What factors did the Board Consider in selecting the Nominees?

The Nominating Committee recommended each Nominee (nine of whom would be Independent Directors) to the Board.  The Board and its Nominating and Governance Committee met to discuss Board candidates and, after due consideration, recommend to shareholders the election of the Nominees listed above.  In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, background, and experience of the Nominees.

If elected by shareholders on the currently scheduled date of the Special Meeting, the term of the Nominees of the Funds would begin on October 25, 2007.

What are the Committees of the Board?

Recent Committee Changes

Effective May 10, 2007, changes were made to the Board’s Committee structure.  In particular, the Committee memberships changed on that date, and these changes are reflected in the discussion of the Committees that is set out below.  In addition, prior to May, 2007, the Board had a Valuation, Proxy and Brokerage Committee.  Effective May 10, 2007, the functions of the Valuation, Proxy and Brokerage Committee and the Compliance Committee where combined.  The Compliance Committee was the surviving Committee, and now oversees valuation, proxy and brokerage matters, as well as compliance issues.  We also note that Roger Vincent became the Chairman of the Board effective May 10, 2007.  Prior to that date, Jock Patton served as the Chairman of the Board.  Mr. Patton retired from the Board on June 30, 2007.

Executive Committee.  The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act.  The following Directors currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Turner, Boyer and Vincent.  Mr. Vincent, Chairman of the Board, serves as Chairperson of the Executive Committee.

Prior to May 10, 2007, the Executive Committee consisted of two (2) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, of the Funds.  During the period prior to May 10, 2007 the following Directors served as members of the Executive Committee: Messrs. Turner, Vincent and Patton.  Mr. Patton served as Chairperson of the Executive Committee.

The Executive Committee did not hold any meetings over the period ended June 30, 2007(2).

Audit Committee.  The Board has established an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Companies to review the scope of the Companies’ audits, their financial statements and interim accounting controls, and to meet with management concerning these matters, among other things.  The Audit Committee currently consists of four (4) Independent Directors.  The following Directors currently serve as members of the Audit Committee: Messrs. Earley, and Putnam, Ms. Chadwick and Dr. Gitenstein.  Mr. Earley currently serves as Chairperson of the Audit Committee and also has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

Prior to May 10, 2007, the following Directors served as members of the Audit Committee: Messrs. Earley, Kenny, Vincent, and Putnam and Ms. Pressler.  During the period prior to May 10, 2007, Mr. Earley served as Chairperson of the Audit Committee, and Mr. Kenny was designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held seven (7) meetings during the period ended June 30, 2007.

(2)  Many of the Companies have different fiscal year periods.  For ease of presenting the information, the period of July 1, 2006 through June 30, 2007 is presented for each Committee.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among others things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds.  The Compliance Committee facilitates the information flow among Directors and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other fund boards in the ING Funds Complex; and makes recommendations regarding the role, performance and oversight of the CCO.  The Board also oversees quarterly compliance reporting.

Effective May 10, 2007, the functions of the Board’s Valuation, Proxy and Brokerage Committee were combined with the functions of the Compliance Committee.  As a result of this combination, the functions of the Compliance Committee now include determining the value of securities held by a Fund for which market value quotations are not readily available; overseeing management’s administration of each Fund’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Directors: Messrs. Boyer, Kenny, Vincent and Ms. Pressler.  Mr. Kenny serves as Chairperson of the Compliance Committee.

Prior to May 10, 2007, the Compliance Committee consisted of five (5) Independent Directors: Messrs. Boyer, Earley, Putnam, Kenny and Patton.  Mr. Kenny served as Chairperson of the Compliance Committee during the period prior to May 10, 2007.

The Compliance Committee held five (5) meetings during the period ended June 30, 2007.

Valuation, Proxy and Brokerage Committee.  As is discussed above, prior to May 10, 2007 the Board had established and in place a Valuation, Proxy and Brokerage Committee.  On that date, the Board’s Committees were reconstituted and the functions of the Valuation, Proxy and Brokerage Committee were combined with that of the Compliance Committee, and the reconstituted Compliance Committee was the surviving Committee.  The Compliance Committee now oversees valuation, proxy voting and brokerage matters formerly overseen by the Valuation, Proxy and Brokerage Committee.

Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee functions included, among others, reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the investment advisers’ usage of the respective Companies’ brokerage and the investment adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions.  The Valuation, Proxy and Brokerage Committee consisted of four (4) Independent Directors.  The following Directors served as members of the Valuation, Proxy and Brokerage Committee: Dr. Gitenstein and Ms. Chadwick, Messrs. Boyer and Patton.  Ms. Chadwick served as Chairperson of the Valuation, Proxy and Brokerage Committee.

The Valuation, Proxy and Brokerage Committee held five (5) meetings prior to being combined with the Compliance Committee on May 10, 2007.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Directors vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Director should be submitted in writing to the Funds’ Secretary.  Any such shareholder nomination should include at a minimum, the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee currently consists of five (5) Independent Directors.  The following Directors serve as members of the Nominating and Governance Committee: Dr. Gitenstein, Ms. Chadwick and Messrs. Boyer, Kenny, and Vincent.  Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee.

Prior to May 10, 2007, the membership of the Nominating and Governance Committee consisted of four (4) Independent Directors.  The following Directors serve as members of the Nominating and Governance Committee: Dr. Gitenstein and Messrs. Kenny, Patton and Vincent.  During the period prior to May 10, 2007, Dr. Gitenstein served as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held one (1) meeting, during the period ended June 30, 2007.

Investment Review Committees.  The Board has established two Investment Review Committees to, among others things, monitor the investment performance of the Funds and make recommendations to the Board with respect to the Funds.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Directors and one (1) Director who is an “interested person” of the Funds, as defined in the 1940 Act.  The following Directors serve as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick, Dr. Gitenstein and Messrs. Earley, Putnam and Turner.  Ms Chadwick serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

Prior to May 10, 2007, the Investment Review Committee for the Domestic Equity Funds was comprised of (5) Independent Directors and one (1) Director who is an “interested person” of the Funds, as defined in the 1940 Act.  During the period prior to May 10, 2007, the following Directors served as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick and

Messrs. Patton, Putnam, Earley, Turner and Vincent.  Mr. Vincent served as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the period ended June 30, 2007.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Directors.  The following Directors serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Messrs. Boyer, Kenny and Vincent.  Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

Prior to May 10, 2007, the Investment Review Committee for the International/Balanced/Fixed Income Funds consisted of four (4) Independent Directors.  During the period prior to May 10, 2007, the following Directors served as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Dr. Gitenstein and Messrs. Kenny and Boyer.  Mr. Boyer served as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held nine (9) meetings during the period ended June 30, 2007.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds.  The responsibilities of the Contracts Committee include, among other things: (1) identifying the scope and format of information to be provided by service providers in connection with contract renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Directors.  The following Directors serve as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Putnam, and Vincent.  Ms. Pressler serves as Chairperson of the Contracts Committee.

Prior to May 10, 2007, the Contracts Committee consisted of six (6) Independent Directors.  The following Directors served as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Patton, Vincent and Kenny.  During the period prior to May 10, 2007, Ms. Pressler served as Chairperson of the Contracts Committee.

The Contracts Committee held seven (7) meetings during the period ended June 30, 2007.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year.  The Audit Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committees meet six (6) times per year; the Contracts Committee meets seven (7) times per year; and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed above operates pursuant to a Charter approved by the Board.

What are the Directors paid for their services?

A new compensation policy went into effect July 1, 2007.  Pursuant to this policy, each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Further, each Independent Director is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings.  Further, Committee Chairpersons receive an additional annual retainer for their services in that capacity.

Each Fund pays to each Independent Director of a Fund a pro rata share of an annual retainer of $200,000.  Each Fund also pays a pro rata portion of the following fees: (i) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (ii) Mses. Chadwick and Pressler and Messrs, Earley, Boyer(3) and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $40,000, $60,000, $30,000, $50,000 and $30,000, respectively; and (iii) the Directors’ out-of-pocket expenses for attendance at Board meetings.  The pro rata share paid by each Fund is based on each Fund’s average net assets, computed as a percentage of the average net assets of all the funds managed by the advisers or its affiliate, Directed Services, LLC for which the Directors serve in common as Directors.

Prior to July 1, 2007, each Director was reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.  Each Independent Director was compensated for his or her services according to a fee schedule adopted by the Board, and received a fee that consisted of an annual retainer and a meeting fee component.

Each Fund paid each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses. Chadwick and Pressler and Messrs. Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as Chairpersons of Committees of the Board, each received an additional annual retainer of $10,000, $15,000, $20,000, $20,000, $10,000, $10,000, $20,000, and $10,000, respectively.  Mr. Patton, as Chairperson of the Board, received an additional annual retainer of $30,000); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of Committees of the Board received an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses.  The pro rata share paid by each Fund was based on

(3)  Mr. Boyer receives an annual retainer of $40,000 for his services as the Chairperson of the Investment Review Committee – International/Balanced/ Fixed Income, and he may receive up to $10,000 for his services as the Chairperson of the Nominating and Governance Committee. The $2,500 retainer payable to Mr. Boyer each quarter for his services to the Nominating and Governance Committee is paid only if the Committee has been active for that quarter. If the Nominating and Governance Committee has been active during all four quarters in a given year, the Chairperson will receive the full annual retainer of $10,000.

each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate, Directed Services, LLC, for which the Directors served in common as Directors.

The following table sets forth information for the various 2007 and 2006 fiscal years of the Companies provided by the Funds’ investment adviser, ING Investments, LLC, regarding compensation of the Directors by each Fund and other funds managed by the adviser and its affiliates for each Companies’ fiscal year end.  Officers of the Companies and Directors who are interested persons of the Companies do not receive any compensation from the Companies or any other funds managed by the adviser or its affiliates.

COMPENSATION TABLE(1) (2) (3)

Name of Director(4)	Aggregate Compensation from ING Equity Trust (5/31/07)	Aggregate Compensation from ING Funds Trust (3/31/07)	Aggregate Compensation from ING Investment Funds, Inc. (5/31/07)	Aggregate Compensation from ING Mayflower Trust (10/31/06)	Aggregate Compensation from ING Mutual Funds (10/31/06)	Aggregate Compensation from ING Senior Income Fund (2/28/07)	Total Compensation From Fund Complex Paid to Directors(5) (6)
Colleen D. Baldwin
John V. Boyer
Patricia W. Chadwick
Robert W. Crispin(8)
Peter S. Drotch
J. Michael Earley
Patrick W. Kenny(7)
Shaun Mathews(8)
Sheryl K. Pressler(7)
David W.C. Putnam
Roger B. Vincent(7)

(1) The aggregate compensation paid to each Director by a Company is as of the most recently completed fiscal year end of that particular Company.

(2) The Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service.

(3) None of the Directors have accrued pension or retirement benefits as part of Fund expenses.

(4) Each of the Directors, except Messrs. Crispin, Drotch and Mathews and Ms. Baldwin, hold       Directorships in the ING Funds Complex.  Mr. Mathews currently holds [six] Directorships. Ms. Baldwin and Ms. Crispin currently hold       Directorships.  Mr. Drotch currently does not hold any Directorships in the ING Funds Complex.

(5) [Represents compensation from 178 funds (total in complex as June 30, 2007)].

(6) Director compensation includes compensation paid by funds that are not discussed in this Proxy Statement.

(7) During the fiscal year ended June 30, 2007, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $56,188, $66,250 and $62,563, respectively, of their compensation from the Fund Complex.

(8) “Interested person,” as defined in the 1940 Act, of the Companies because of the affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the distributor, ING Funds Distributor. Officers and Directors who are interested persons do not receive any compensation from the Funds.

Who are the Officers of the Funds?

The Funds’ officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of each Fund.  The address for the officers, except Stanley D. Vyner, of each Fund is 7337 E. Doubletree Ranch Road,

Scottsdale, Arizona 85258-2034.  The address for Mr. Vyner is 230 Park Avenue, New York, New York 10169.

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner Age: 56	Executive Vice President	July 1996 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Michael J. Roland Age: 49	Executive Vice President	February 2002 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Joseph M. O’Donnell Age: 52	Executive Vice President and Chief Compliance Officer	August 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 – September 2002).

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Kimberly A. Anderson Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca Age: 38	Senior Vice President	May 2006 - Present

Senior Vice President, ING Investments, LLC(2) (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris Age: 37	Senior Vice President	May 2006 - Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov Age: 39	Vice President and Treasurer	November 1997 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Lauren D. Bensinger Age: 53	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments LLC (2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson Age: 49	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Kimberly K. Palmer Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Denise Lewis Age: 43	Vice President	January 2007 - Present

Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Susan P. Kinens Age: 30	Assistant Vice President	January 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. Age: 43	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel, AIG American General (January 1999 – November 2002).

Theresa K. Kelety Age: 44	Assistant Secretary	August 2006 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)

The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified. For officers who have served for different periods of time for different Companies, the earliest applicable date is shown.

(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

What are the Officers paid for their services?

The Funds do not pay their officers for the services they provide to the Funds.  Instead, the officers, who are also officers or employees of the investment advisers or their affiliates, are compensated by the investment advisers or their affiliates.

What is the Board’s recommendation on the proposal?

The Board unanimously recommends that shareholders vote “FOR” the election of each of the Nominees to the Board of the Funds subject to their terms commencing and continuing as described above.  If any of the Nominees are not elected by shareholders, the current Directors may consider other courses of action.

Who is the Funds’ Independent Public Accountant?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent auditor for each Company.  The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Companies for the fiscal year ending in May 2008.

The following tables show the aggregate fees paid to KPMG for professional audit services during the Companies’ past two most recent fiscal periods as well as fees billed for other services rendered by KPMG to the Companies.

Fiscal years ended in 2007 and 2006:

Company/FYE	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
ING Equity Trust (5/31/07)	$444,327	$561,378	$118,270	—
ING Funds Trust (3/31/07)	$104,000	$88,288	$12,060	—
ING Investment Funds, Inc. (5/31/07)	$18,673	$71,575	$4,997	—
ING Mayflower Trust (10/31/06)	$201,711	—	$5,010	—
ING Mutual Funds (10/31/06)	$163,064	—	$67,620	—
ING Senior Income Fund (2/28/07)	$68,750	$3,487	$11,928	__

Fiscal years ended in 2006 and 2005:

Company/FYE	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
ING Equity Trust (5/31/06)	$598,759	$40,093	$136,071	—
ING Funds Trust (3/31/06)	$83,750	$9,500	$18,030	—
ING Investment Funds, Inc. (5/31/06)	$43,752	$2,284	$5,970	—
ING Mayflower Trust (10/31/05)	$125,478	—	$882	—
ING Mutual Funds (10/31/05)	$62,772	—	$8,866	—
ING Senior Income Fund (2/28/06)	$62,511	__	$24,060	__

(1)  Audit fees consist of fees billed for professional services rendered for the audit of the Funds of each Companies’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)  Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds of each Companies’  consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)  Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)  All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Funds of each Company, the investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds was $901,328 and $234,850 for the Fund with fiscal years ended February 28, 2007 and February 28, 2006, respectively; $963,560 and $359,654 for Funds with fiscal years ended March 31, 2007 and March 31, 2006, respectively; $223,267 and $695,319 for Funds with fiscal years ended May 31, 2007 and May 31, 2006, respectively; and $292,658 and $280,950 for Funds with fiscal year ended October 31, 2006 and October 31, 2005, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Companies by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Companies provided by KPMG to the investment adviser or any affiliate thereof that provides ongoing services to the Companies (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Companies, the investment advisers and all entities controlling, controlled by, or under common control with the advisers that provide services to the Companies is compatible with maintaining the independence of KPMG.

KPMG has advised the Companies that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Companies.  Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

PROPOSAL TWO

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT FOR CERTAIN FUNDS TO PERMIT THEIR RESPECTIVE COMPANIES TO ENTER INTO, OR MATERIALLY AMEND, THE RESPECTIVE SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

What is Proposal Two?

At the Board’s July 12, 2007 meeting, the Board approved a Manager-of-Managers arrangement for some of the Funds and voted to recommend their approval to the Funds’ shareholders.  ING Investments, LLC (“ING Investments”) (the “Adviser”) currently provides investment management services to the Funds pursuant to an investment management agreement between the Adviser and the Funds (“Investment Management Agreement”).  The list of Funds for which we seek shareholder approval to operate as Manager-of-Manager Funds is included as Appendix C. Subject to the supervision and approval of the Board and approval of the Funds’ shareholders, the Adviser is responsible for managing the assets of the Funds and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Funds. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.  For each Fund, the Adviser has delegated direct portfolio manager responsibilities to a sub-adviser.  For some Funds, the sub-adviser is an affiliate of the Adviser; for other Funds, the sub-adviser is not an affiliate of the Adviser.

Under the Investment Management Agreement, the Adviser monitors the investment programs of the sub-advisers to the Funds, reviews all data and financial reports prepared by the sub-advisers, establishes and maintains communications with the sub-advisers, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Funds, the Adviser also oversees and monitors the performance of the Funds’ sub-advisers and are responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing a Fund.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a Fund’s shareholders under the 1940 Act. The SEC has issued an exemptive order (the “Order”) permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “Manager-of-Managers” fund. The Funds can operate as Manager-of-Managers Funds in reliance upon the Order only if, among other things, the Funds’ shareholders have approved the Manager-of-Managers arrangement.

Shareholders of the Funds are therefore being asked to approve operation of the Funds as Manager-of-Managers Funds. If Proposal Two is approved, the Adviser will be permitted to enter into sub-advisory agreements with respect to the Funds, or to materially modify certain sub-advisory agreements, with prior approval by the Board but without such sub-advisory agreements being approved by the Funds’ shareholders. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Funds complex.

Who is the Fund’s Adviser?

ING Investments is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Strawinkylaan 2631, 107722 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments, an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”), began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  As of June 30, 2007, ING Investments managed approximately $54.6 billion in registered investment company assets.  See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

What is the proposed Manager-of-Managers arrangement?

On May 24, 2002, the SEC issued the Order permitting the Adviser, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Funds and the Adviser anticipate that this relief would benefit shareholders to the extent that it will give the Funds and the Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Funds will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an “affiliated person,” as defined in the 1940 Act, of the Funds or the Adviser, other than by reason of serving as a sub-adviser to the Funds (“Affiliated Sub-Adviser”). In addition, the Board and the Adviser would not be able to materially amend the Investment Management Agreement with an Affiliated Sub-Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

The Order also permits the Funds to disclose in their respective registration statements the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with the Adviser. Despite this relief, the funds in the ING Funds Complex have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Funds and the Adviser anticipate relying on the new rule and may no longer operate under the Order, and a vote here under the Order will be considered to be a satisfactory vote for operating a manager-of managers regime in reliance on the new rule.  As of the date of this Proxy Statement, the proposed rule has not been adopted.  Moreover, the Funds and the Adviser may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit the Adviser to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Sub-Advisers, subject to necessary regulatory relief.

The Manager-of-Managers arrangement will enable the Funds to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Funds, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

What are the conditions of the exemptive relief granted pursuant to the Order?

Under the terms of the Order, the Funds and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before the Adviser and the Funds may implement the arrangement described above permitting the Adviser to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers. In addition, the Funds must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent SEC rules or the Adviser obtains exemptive relief or rely on relief obtained by an affiliate, regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Funds’ shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. In connection with the provisions of the Order that provide an exemption from the disclosure requirement of sub-adviser compensation, the Order also requires the Adviser to provide the Board, no less frequently than quarterly, information regarding the Adviser’s profitability on a per Fund basis, which reflects the impact on the Adviser’s profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

What is the required vote?

Approval of Proposal Two by each affected Fund’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

What happens if shareholders do not approve Proposal Two?

If shareholders of the Funds do not approve the Manager-of-Managers arrangement, it will not be implemented and the Funds will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Funds or any material changes to sub-advisory agreements.

What are the factors considered by the Board?

In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to the Funds’ shareholders, the Board, including the Independent Directors, considered certain information and representations provided by the Adviser.  Further, the Independent Directors were advised by independent legal counsel with respect to these matters. At the July 12, 2007 meeting, the Board voted to submit Proposal Two to the Funds’ shareholders.

After carefully considering each Fund’s contractual arrangement under which ING Investments been engaged as an investment adviser, and the Adviser’s experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders’ expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to the Adviser. When engaging sub-advisers and entering into sub-advisory agreements, the Adviser has negotiated and will continue to negotiate fees with sub-advisers.  These fees are paid directly by the Adviser and not by the Funds.  Therefore, any fee reduction or increase negotiated by the Adviser may be either beneficial or detrimental to the Adviser.  The fees paid by the Funds to the Adviser and the fees paid by the Adviser to the sub-advisers, are considered by the Board in approving and renewing the investment management and sub-advisory agreements.  Any increase in the investment management fee paid to the Adviser by the Funds would continue to require shareholder approval.  If shareholders approve Proposal Two, the Adviser, pursuant to its Investment Management Agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as they are currently providing.

The Board concluded that it is appropriate and in the best interests of the Funds’ shareholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a sub-adviser to a Fund or to materially amend a sub-advisory agreement, a Company must call and hold a shareholder meeting of a Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. In addition, if a sub-adviser to a Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with the Adviser, the Company currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund or no change to the services provided to a Fund.  This process is time-consuming and costly, and some of the costs may be borne by the Fund.  Without the delay inherent in holding a shareholder meeting, the Adviser and the Funds would be able to act more quickly to appoint a sub-adviser with less expense when the Board and the Adviser believe that the appointment would benefit the Funds.

What is the recommendation of the Board?

Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the affected Funds and their shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the July 12, 2007, meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend their approval to shareholders of the affected Funds.

PROPOSAL THREE

APPROVAL OF CONVERSION OF THE FUNDS’ INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

What is Proposal Three?

At the Board meeting held on July 12, 2007, the Board authorized changing the investment objective of each Fund that has an investment objective that is “fundamental” to “non-fundamental.”  Because the Funds’ investment objectives are fundamental policies, any change in the investment objectives requires shareholder approval. A list of the Funds that currently have fundamental investment objectives are included as Appendix E.

If each Fund’s shareholders approve this proposal, each Fund’s investment objective would be a non-fundamental policy. This means that in the future, each Fund’s investment objective may be modified without shareholder approval.  Changes in non-fundamental policies, however, are still subject to approval by the Board.  This proposal is being submitted to shareholders for approval because converting the Fund’s investment objectives from fundamental to non-fundamental will give Management and the Board greater flexibility to make changes to any Fund’s investment objective they deem appropriate to address changing market conditions or Fund performance issues, while saving the Fund the cost of a proxy solicitation.

Will approval of the Proposal change the Funds’ investment objectives?

The substance of each Fund’s investment objective will not change.  If the Proposal is approved by shareholders, in the future, each Fund will provide shareholders with at least 60 days prior notice of any change to its investment objective.

What is the required vote?

Approval of Proposal Three by each  affected Fund’s shareholders requires an affirmative vote of the lesser of; (1) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy;, or (2) more than 50% of the outstanding shares of the Fund

What happens if shareholders do not approve Proposal Three?

If a Fund’s shareholders do not approve Proposal Three, that Fund’s investment objective will continue to be fundamental, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Three is in the best interests of each affected Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors present at the July 12, 2007 meeting, unanimously approved Proposal Three. The Board is recommending that shareholders vote “FOR” the proposal to convert each affected Fund’s investment objective from fundamental to non-fundamental.

PROPOSAL FOUR

APPROVAL TO MODIFY ING GNMA INCOME FUND’S FUNDAMENTAL INVESTMENT RESTRICTION GOVERNING ITS ABILITY TO BORROW MONEY

What is Proposal Four?

The 1940 Act requires a mutual fund to establish and disclose its policy governing the fund’s ability to borrow money. Further, the 1940 Act establishes certain limits on amounts that a mutual fund may borrow, as well as the parties from which it is permitted to borrow.  At the Board meeting on July 12, 2007, the Board authorized a change in ING GNMA Income Fund’s fundamental investment restriction governing its ability to borrow money. The Fund’s current investment restriction governing borrowing is more restrictive than is required under the 1940 Act.

ING GNMA Income Fund’s investment restriction governing borrowing is fundamental and can only be changed with the approval of its shareholders. At the Special Meeting, shareholders will be asked to modify the investment restriction governing borrowing money to permit the Fund to borrow to the extent permitted under the 1940 Act.

What is the proposed modification for ING GNMA Income Fund’s fundamental investment restrictions governing borrowing?

The Fund’s current investment restriction governing borrowing states that the Fund may not borrow money. If approved by the Fund’s shareholders, the Fund’s investment restriction governing borrowing will be changed to:

The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

Why should ING GNMA Income Fund’s investment restriction regarding borrowing be modified?

Under the 1940 Act, a mutual fund is permitted to borrow from banks, provided that it maintains 300% asset coverage for all such borrowings. This means that a mutual fund may borrow in amounts not exceeding 33 1/3% of the fund’s total assets (including amounts borrowed) less liabilities (other than borrowings). The 1940 Act further provides that any borrowings that exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund’s current investment restriction governing borrowing does not permit the Fund to borrow. This investment restriction is more restrictive than the investment restriction regarding borrowing of other funds in the ING Funds Complex. As a result, ING GNMA Income Fund may not participate in the line of credit available to other funds in the ING Funds Complex, which is used by those funds primarily to meet temporary cash needs, such as those caused by redemptions.  This means that ING GNMA Income Fund is limited in the methods it may use to meet redemptions and may have to liquidate portfolio securities at a time the portfolio manager may prefer not to do so.

The proposed modification of the Fund’s fundamental restrictions governing borrowing would afford the Fund the maximum flexibility allowed under the 1940 Act.  In addition, modifying the Fund’s investment restriction, as set out above, would conform the Fund’s policy on borrowing with the standard fundamental borrowing limitation adopted for most funds in the ING Funds Complex.  It is also important to note that these changes are not intended to permit the Fund to borrow for purposes of leveraging the Fund.

Therefore, Management recommended and the Board agreed that ING GNMA Income Fund’s investment restriction with respect to borrowing be replaced with the standard fundamental borrowing restriction adopted for most funds in the ING Funds complex.

What risks are associated with borrowing money?

Modifying the Fund’s ability to borrow money carries the following “borrowing risk”:

Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

What is the required vote?

Approval of Proposal Four by ING GNMA Income Fund’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

What happens if shareholders do not approve Proposal Four?

If ING GNMA Income Fund’s shareholders do not approve Proposal Four, the Fund will continue to operate subject to the current fundamental investment restriction governing its ability to borrow money, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Four is in the best interests of the Fund and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change to ING GNMA Income Fund’s investment restriction regarding borrowing and the anticipated benefits to shareholders from this change. After consideration of these materials and such factors and information it considered relevant, the Board, including all of the Independent Directors present at the Board’s July 12, 2007 meeting, unanimously approved Proposal Four and voted to recommend its approval to the Fund’s shareholders. The Board is recommending that the Fund’s shareholders vote “FOR” Proposal Four to approve the changes to the Fund’s fundamental investment restriction governing its ability to borrow money to permit the Fund to borrow to the extent permitted under the 1940 Act.

PROPOSAL FIVE

APPROVAL TO MODIFY ING GNMA INCOME FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING

What is Proposal Five?

The 1940 Act requires a mutual fund to establish and disclose a fundamental policy regarding lending. At a meeting on July 12, 2007, the Board authorized a change in ING GNMA Income Fund’s fundamental investment restriction regarding lending. The Fund’s current investment restriction regarding lending is more restrictive than is required under the 1940 Act.

ING GNMA Income Fund’s investment restriction regarding lending is fundamental and can only be changed with the approval of its shareholders. At the Special meeting, either in person or by proxy, shareholders will be asked to vote to approve modifying the investment restriction regarding lending to permit the Fund to make loans to the extent permitted under the 1940 Act.

What is the proposed modification for ING GNMA Income Fund’s fundamental investment restriction regarding lending?

The Fund’s current investment restriction regarding lending, states that:

The Fund may not make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. government or its agencies, or (b) through investments in “repurchase agreements” (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund’s assets may be invested in repurchase agreements which mature in more than seven days.

If approved by the Fund’s shareholders, the Fund’s investment restriction regarding lending will be changed to:

The Fund may not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans.

Why should ING GNMA Income Fund’s investment restriction regarding lending be modified?

As mentioned above, the 1940 Act requires a fund to describe, and designate as fundamental, its policy with respect to making loans. The Fund’s current investment restriction governing lending is more restrictive than is required under the 1940 Act and more restrictive than the investment restriction regarding lending of other funds in the ING Funds Complex. The proposed modification of the Fund’s fundamental investment restriction regarding lending would afford the Fund the maximum flexibility allowed under the 1940 Act to take advantage of investment strategies or instruments that may be beneficial to the Fund.  In addition, modifying the Fund’s investment restriction regarding lending would conform the Fund’s policy regarding lending with the standard fundamental lending limitation adopted for most funds in the ING Funds Complex. Therefore, Management recommended and the Board agreed that the Fund’s investment restrictions regarding lending be replaced with the proposed investment restriction regarding lending to permit the Fund to make loans to the extent permitted under the 1940 Act.

What risks are associated with lending?

Making loans carries the following lending risk:

When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

What is the required vote?

Approval of Proposal Five by ING GNMA Income Fund’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

What happens if shareholders do not approve Proposal Five?

If the Fund’s shareholders do not approve Proposal Five, the Fund will continue to operate subject to the current fundamental investment restriction regarding lending, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Five is in the best interests of the ING GNMA Income Fund and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change to the investment restriction regarding lending and the anticipated benefits to shareholders from this change. After consideration of these materials and such factors and information it considered relevant, the Board, including all of the Independent Directors present at the Board’s July 12, 2007 meeting, unanimously approved Proposal Five and voted to recommend its approval to shareholders of the Fund. The Board is recommending that shareholders of ING GNMA Income Fund vote “FOR” Proposal Five to approve the changes to the Fund’s fundamental investment restriction regarding lending to permit the Fund to make loans to the extent permitted under the 1940 Act.

PROPOSAL SIX

APPROVAL TO AMEND THE DECLARATION OF TRUST FOR ING EQUITY TRUST

What is Proposal Six?

ING Equity Trust is a Massachusetts business trust that operates under a charter or organizational document known as a Declaration of Trust.  The Declaration of Trust contains various provisions primarily relating to how the Trust(4) conducts business.  At the July 12, 2007 Board meeting, the Board approved a proposal that the Trust’s Declaration of Trust be amended to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.  At the Special Meeting, you will be asked to approve the amendment to the Trust’s Declaration of Trust.

What is the proposed amendment to the Declaration of Trust?

The Declaration of Trust requires the affirmative vote of a majority of the Trust’s shares outstanding for any amendment that is required to be presented to shareholders to be approved.  Currently, all reorganizations of the Funds must be approved by the affirmative vote of the holders of a majority of the shares of the Funds.  Management proposes that the Declaration of Trust be amended to permit certain fund reorganizations with Board approval alone. Shareholder approval would not be required.

If the proposed amendment is approved by shareholders, the Board, without shareholder approval, may only approve those reorganizations where the Board, including a majority of the Independent Trustees, has determined that:

•                  the reorganization is between one or more Funds of the Trust;

•                  the reorganization is in the best interests of the Trust and shareholders;

•                  the interests of the Funds’ shareholders will not be diluted by the reorganization;

•                  the distribution fees authorized to be paid by the Fund created as a result of a reorganization (the “Surviving Fund”), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are no greater than the distribution fees authorized to be paid by the Trust pursuant to such a plan;

•                  any policy of a Fund being reorganized, which cannot be changed without shareholder approval, is not materially different from a policy of the Surviving Fund;

•                  there is no material difference between the fees paid by the Fund imposed under the advisory contract(s) of the Fund being reorganized and of the Surviving Fund, except for the identity of the parties to any such advisory contract(s);

•                  after the reorganization, a majority of the elected Independent Trustees of the Trust will constitute a majority of the Independent Trustees of the Surviving Fund;

•                  and the Surviving Fund is a registered investment company or a Series thereof.

(4)  Although earlier defined in the Proxy Statement as a “Company,” for purposes of discussing Proposal Six, ING Equity Trust will be referred to as the “Trust.”

If the proposed amendment is approved by shareholders, the amended Declaration of Trust would permit the Board to approve certain Fund reorganizations without the Funds having to bear the cost of soliciting shareholders for approval. See Appendix F for the proposed amendment to Article VIII, Section 8.4 of the Declaration of Trust.

How will the Amendment to the Declaration of Trust affect my rights as a shareholder?

Other than the right to vote on Fund reorganizations, the rights that you possess individually as a shareholder under the Declaration of Trust and any rights that you possess under applicable laws will not be changed by the proposed amendment to the Declaration of Trust.

What is the required vote?

Approval of Proposal Six requires the affirmative vote of a majority of the shares of the Trust voted in person or by proxy at the Special Meeting.

What happens if shareholders do not approve Proposal Six?

If the Trust’s shareholders do not approve Proposal Six, the Trust’s existing Declaration of Trust will remain unchanged, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Six is in the best interests of the Trust and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change to the Trust’s Declaration of Trust and the anticipated benefits to shareholders from this change. After consideration of these materials and such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board’s July 12, 2007 meeting, unanimously approved Proposal Six and voted to recommend its approval to shareholders of the Trust. The Board is recommending that shareholders of the Trust vote “FOR” Proposal Six  to approve the changes to the Trust’s Declaration of Trust.

ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote the Funds’ shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot(s) but did not vote on a Proposal, the persons named as proxies will vote on the applicable Proposal(s) as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person.  How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

July 27, 2007 has been chosen by the Board as the Record Date.  Each share of each class of each Fund on the Record Date is entitled to one vote.  The Funds’ shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Funds at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date. Appendix A sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date. The following constitutes a quorum for the Companies for the transaction of business at the Special Meeting: for ING Funds Trust and ING Mutual Funds, one-third of the outstanding shares of the Companies or Funds on the Record Date, represented in person or by proxy, must be present; for ING Equity Trust, ING Investments Funds, Inc., and ING Mayflower Trust, a majority of the outstanding shares of the Companies or Funds on the Record Date, present in person or represented by proxy, must be present; and for ING Senior Income Fund, forty percent of the shares, must be present.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the applicable Company a written revocation or a duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying Proxy Ballot(s) will vote as directed by the shareholder under the Proxy Ballot(s).  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the applicable Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Portfolios?

ING Funds Distributor, LLC serves as the Funds distributor and ING Funds Services, LLC serves as the Funds’ administrator.  The principal office of the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona  85258-2034.  The distributor and the administrator are indirect, wholly-owned subsidiaries of ING Groep and are affiliated with one another.

Who pays for this proxy solicitation?

Each Fund will share the costs associated with obtaining shareholder approval, including, but not limited to, the cost of preparing and filing the Proxy Statement, distributing the Proxy Statement to shareholders and conducting the Special Meeting.

Can shareholders submit proposals for consideration in a proxy statement?

The Funds are not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot(s) is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your Proxy Ballot(s).

Huey P. Falgout, Jr.

Secretary

September 4, 2007

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, JULY 27, 2007

FUND	SHARES OUTSTANDING

A-1

APPENDIX B

Beneficial Owners of More than 5% of a Class of each Fund

As of [                ,] 2007

B-1

APPENDIX C

LIST OF FUNDS SEEKING APPROVAL OF MANAGER-OF-MANAGERS ARRANGEMENT

ING Equity Trust

ING Financial Services Fund

ING Fundamental Research Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Principal Protection Fund IV

ING Principal Protection Fund V

ING Principal Protection Fund VI

ING Principal Protection Fund VII

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING Funds Trust

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

ING Investment Funds, Inc.

ING MagnaCap Fund

ING Mutual Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING International Growth Opportunities Fund

ING Russia Fund

C-1

APPENDIX D

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun Mathews – President and Chief Executive Officer

Stanley Vyner – Executive Vice President and Chief Investment Risk Officer – International Equities

Michael Roland – Executive Vice President

Lydia Homer – Senior Vice President, Chief Financial Officer and Treasurer

Joseph O’Donnell – Senior Vice President and Chief Compliance Officer

Huey Falgout, Jr. – Secretary

D-1

APPENDIX E

LIST OF FUNDS WITH FUNDAMENTAL INVESTMENT OBJECTIVES

ING EQUITY TRUST

ING Financial Services Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Real Estate Fund

ING FUNDS TRUST

ING GNMA Income Fund

ING INVESTMENT FUNDS, INC.

ING MagnaCap Fund

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Emerging Countries Fund

ING International Growth Opportunities Fund

ING International SmallCap Fund

ING Russia Fund

ING SENIOR INCOME FUND

ING Senior Income Fund

E-1

APPENDIX F

AMENDMENT TO ARTICLE VIII, SECTION 8.4 OF ING EQUITY TRUST DECLARATION
OF TRUST

Merger. Consolidation and Sale of Assets. The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders of the Trust or Series called for the purpose by the affirmative vote of the holders of a majority of the Shares of the Trust or Series voted in person or by proxy at such meeting. The Trustees may also approve a merger or consolidation of any Series, by the affirmative vote of a majority of the Trustees, without seeking the vote or consent of Shareholders of the Trust, upon the determination that: (a) the merger or consolidation is only between or among one or more Series of the Trust; and (b) the merger or consolidation is in the best interests of the Trust and Shareholders; and (c) the merger or consolidation is approved by a majority of the disinterested Trustees; and (d) the interests of Shareholders will not be diluted by the merger or consolidation; and (e) the distribution fees authorized to be paid by Series created as a result of the merger or consolidation (the “Surviving Series”), pursuant to a plan adopted in accordance with §270.12b-1 are no greater than the distribution fees authorized to be paid by the Trust pursuant to such a plan; and (f) no policy of the Trust or Series being merged or consolidated, which under section 13 of the 1940 Act could not be changed without a vote of a majority of the Shares, is materially different from a policy of the Surviving Series; and (g) there is no material difference between the terms of the advisory contract(s) of the Series being merged or consolidated and of the Surviving Series, except for the identity of the parties to any such advisory contract(s); and (h) after the merger or consolidation, a majority of the elected disinterested Trustees of the Trust will constitute a majority of the disinterested Trustees of the Surviving Series; and (i) the Surviving Series is a registered investment company or a Series thereof.”

F-1

[INSERT ING LOGO & ADDRESS]

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free [1-800-XXX-XXXX] and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to www.proxyweb.com and follow the on-screen instructions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the

Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them (“Proxies”), with full power of substitution, to vote all shares, which the undersigned is entitled to vote at the Special Meeting of shareholders (“Special Meeting”) to be held at: 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on October 25, 2007 at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

This proxy will be voted as specified.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your proxy ballot as soon as possible. Your vote is important regardless of the number of shares you own.   If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL(S), AS APPLICABLE:

For Shareholders of all Funds:

1.               To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

For All ☐	Against All ☐	Except All ☐

Nominees:

(1)                   Colleen D. Baldwin

(2)                   John V. Boyer

(3)                   Patricia W. Chadwick

(4)                   Robert W. Crispin

(5)                   Peter S. Drotch

(6)                   J. Michael Earley

(7)                   Patrick W. Kenny

(8)                   Shaun P. Mathews

(9)                   Sheryl K. Pressler

(10)             David W.C. Putnam

(11)             Roger B. Vincent

YOU MAY WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, BY MARKING THE “FOR ALL EXCEPT” BOX AND WRITING THE NUMBER(S) IN THE SPACE PROVIDED ABOVE.

For Shareholders of certain Funds:

2.               To approve a “Manager-of-Managers” arrangement for the affected Funds to permit the Funds’ investment adviser, subject to prior approval by the Board of Trustees of the Funds, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

For ☐	Against ☐	Abstain ☐

3.               To approve the conversion of the affected Funds’ investment objectives from fundamental to non-fundamental.

For ☐	Against ☐	Abstain ☐

For Shareholders of the ING GNMA Income Fund, a series of ING Funds Trust:

4.               To approve modifications to ING GNMA Income Fund’s fundamental investment restriction governing borrowing.

For ☐	Against ☐	Abstain ☐

5.               To approve modifications to ING GNMA Income Fund’s fundamental investment restriction regarding lending.

For ☐	Against ☐	Abstain ☐

For Shareholders of each of the Funds in ING Equity Trust:

6.               To amend ING Equity Trust’s Declaration of Trust to permit certain fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

For ☐	Against ☐	Abstain ☐

For Shareholders of all Funds:

7.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.